Fees Summary	Jul. 30, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	32,373.50
Total Transaction Valuation	211,453,274.00
Total Offset Amount	0.00
Net Fee	$ 32,373.50